                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6042

Name of Fund:  The Europe Fund, Inc.

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, The Europe
      Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. the ("Fund"). For the six months ended, June 30, 2004, the end of the period under review, the Fund's net assets totaled $112.6 million. This represents a net asset value ("NAV") per share of $11.19 and a total return of 2.01% assuming reinvestment of dividends and distributions. In comparison, the MSCI Europe Index rate of return was 3.04% over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $10.40 per share on the New York Stock Exchange, which represents a 7.06% discount to the Fund's NAV per share and a total return of 5.16% assuming reinvestment of dividends and distributions. Since its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions, the NAV total return was 8.20% per annum which compares to a 8.74% increase in the MSCI Europe Index over the same period. Also, the market price had risen 7.06% per annum from its initial value, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, and a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     During the first half of 2004, the European economies have failed to show the same signs of rebound which have been visible in the United States. Consumer confidence in particular has remained fairly stable, as the job market has not yet shown any marked improvement. No deterioration, but no gains comparable to what the U.S. economy has been producing since April.

     Business confidence, on the other hand, continued to improve steadily quarter after quarter as good economic growth in the rest of the world presented many companies with attractive export opportunities, despite a strong Euro against most other currencies. An unexpectedly strong oil price, together with resilient commodity prices led to a jump in the headline inflation rate. From 1.7% at the end of the first quarter, the Eurozone inflation rate rose to an estimated 2.4% in June. As a result most commentators have now given up on the hope that the ECB may make one more interest rate cut.

MARKET REVIEW

     Over the first half of 2004, the MSCI Europe index gained 2.9% in local currency terms, and 3.04% when converted back into U.S. dollars. As earnings outperformed share prices, the MSCI Europe trailing P/E ratio fell from 17.7 at the end of the first quarter to 16.9 in June (source: Morgan Stanley Research).

     Corporate earnings reports have generally been supportive so far this year, but bond yields rising, albeit half as much as in the U.S., did make investors nervous about the sustainability of the present economic recovery.

     This has been a somewhat frustrating period for stock pickers like ourselves, as macro economic factors and the speeches of U.S. Federal Reserves officials were quite influential on short term market trends!

PORTFOLIO ACTIVITY

     For the first half of 2004, the Fund underperformed its benchmark (MSCI Europe in U.S.$ terms), with a return of +2.01% versus +3.04%. This was due to a poor first quarter.

     After the turmoil which followed the Madrid terrorist attacks in March, and which negatively impacted the performance of some of the Fund's key holdings in March and April, investors' confidence has recovered somewhat.

     Our investments in the turnaround of Banca Intesa SpA and Capitalia SpA, two very cheap Italian banks, were very helpful to the second quarter's performance. Similarly, although Ericsson (Telefonaktiebolaget LM Ericsson AB) continues to be volatile, as we remain at an early stage of their end markets recovery, it overall performed well with an approximate 65% gain. Nokia Oyj, on the other hand, lost nearly 30% in the second quarter (and 15% over the whole six months) after two profit warnings, and having started the period with a modest overweight position was detrimental. Adecco SA was the other disappointing holding so far this year. Successive delays in reporting its 2003 results led to the shares losing more than 20%.

     With increasingly unfavorable interest rate trends around the world, exposure to the banking sector was reduced. More significantly though, the Fund's exposure to early cycle commodity-based companies was virtually eliminated. The Europe Fund has no exposure to bulk chemicals, paper shares, or steel companies. We intend to maintain that position while we wait to see the impact of the Chinese "soft landing" on world prices for these commodities.

     With only a modest improvement in economic activity taking place in Europe and the challenges of a strong Euro for exporters, we continue to favor the shares of companies who are implementing a significant "self help" program. Often they are "fallen angels" and we are fully aware that typically the first couple of years of such turnarounds often see a very volatile share
price......But this is the part of the market where we currently see the biggest mispriced opportunities.

OUTLOOK

     Risk aversion has become more visible again in the European stock markets, since the start of the year. We are moving from the economic recovery phase to the expansion part of the cycle, with the answer to the sustainability question being very much influenced by the perception of the pace of interest rate increases to come in the United States. Geopolitical risks remain high as well. All this though appears well discounted at current market levels. Investors' surveys suggest that portfolios tend to be defensively positioned. With no speculative excesses visible in the European equity markets as a result, we are encouraged to believe that the second half of the year could be more rewarding as the European economic background remains uninspiring but solid.

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michel Legros
                 Terry K. Glenn                                   Michel Legros
             President and Director                    Vice President and Portfolio Manager

July 2004

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 2004 are outlined below:

[FUND PIE CHART]

Finland                                                        1.2%

France                                                        25.5%

Germany                                                        8.8%

Ireland                                                        0.0%

Italy                                                          6.6%

Netherlands                                                    3.4%

Spain                                                          2.7%

Sweden                                                         5.9%

Switzerland                                                   13.2%

United Kingdom                                                32.1%

Other*                                                         0.6%

[MSCI EUROPE PIE CHART]

Finland                                                        2.1%

France                                                        13.7%

Germany                                                       10.0%

Ireland                                                        1.2%

Italy                                                          5.5%

Netherlands                                                    7.1%

Spain                                                          5.2%

Sweden                                                         3.5%

Switzerland                                                   10.4%

United Kingdom                                                36.3%

Other*                                                         5.0%

          *Countries include Austria, Belgium, Denmark, Greece, Norway and
           Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of total net assets at June 30, 2004 were:

Altran Technologies SA.....................   5.0%
Telefonaktiebolaget LM Ericsson AB "B".....   3.9
BP Amoco PLC...............................   3.9
HSBC Holdings PLC..........................   3.4
Shell Transport & Trading Company PLC......   3.3
Vodafone Group PLC.........................   3.2
Total Fina Elf SA "B"......................   3.0
GlaxoSmithKline PLC........................   2.7
Nestle SA (Registered Shares)..............   2.4
Banca Intesa SpA...........................   2.4
                                             ----
                                             33.2%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at June 30, 2004 were:

Financials.................................   24.8%
Information Technology.....................   15.7
Consumer Discretionary.....................   13.2
Energy.....................................   11.8
Health Care................................   10.4
Telecommunication Services.................    7.8
Industrials................................    7.5
Consumer Staples...........................    6.0
Utilities..................................    1.6
Materials..................................    0.5
Other Assets Less Liabilities..............    0.6
Cash.......................................    0.1
                                             -----
                                             100.0%
                                             =====

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Description                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.1%
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
Germany                   18,500    Bayerische Motoren Werke (BMW) AG                 $    818,617        0.7%
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN AUTOMOBILES &
                                    COMPONENTS                                             818,617        0.7
 ...............................................................................................................
BANKS
France                    30,000    BNP Paribas SA                                       1,845,050        1.6
                           9,000    Societe General 'A'                                    764,847        0.7
                                                                                      -------------------------
                                                                                         2,609,897        2.3
 ...............................................................................................................
Italy                    681,707    Banca Intesa SpA                                     2,663,200        2.4
                         750,000    Capitalia SpA                                        2,346,918        2.1
                         160,000    UniCredito Italiano SpA                                790,336        0.7
                                                                                      -------------------------
                                                                                         5,800,454        5.2
 ...............................................................................................................
Spain                     95,000    Banco Bilbao Vizcaya Argentaria SA                   1,269,088        1.1
 ...............................................................................................................
United Kingdom           185,000    Barclays PLC                                         1,575,999        1.4
                         260,000    HSBC Holdings PLC                                    3,866,381        3.4
                          75,000    Royal Bank of Scotland Group PLC                     2,159,878        1.9
                                                                                      -------------------------
                                                                                         7,602,258        6.7
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN BANKS                        17,281,697       15.3
 ...............................................................................................................
CAPITAL GOODS
Germany                   19,000    Siemens AG                                           1,366,408        1.2
 ...............................................................................................................
Sweden                    19,000    Sandvik AB                                             648,219        0.6
 ...............................................................................................................
Switzerland              125,000    +ABB Ltd.                                              683,687        0.6
 ...............................................................................................................
United Kingdom           120,000    Smiths Group PLC                                     1,624,533        1.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN CAPITAL GOODS                 4,322,847        3.9
 ...............................................................................................................
COMMERCIAL SERVICES & SUPPLIES
Netherlands               82,500    Vedior NV 'A'                                        1,202,476        1.1
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Sweden                    40,000    Securitas AB 'B'                                  $    499,140        0.4%
 ...............................................................................................................
Switzerland               11,000    Adecco SA (Registered Shares)                          548,068        0.5
 ...............................................................................................................
United Kingdom           150,000    iSOFT Group PLC                                      1,177,868        1.0
                         170,000    Serco Group PLC (Ordinary)                             656,668        0.6
                                                                                      -------------------------
                                                                                         1,834,536        1.6
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN COMMERCIAL SERVICES &
                                    SUPPLIES                                             4,084,220        3.6
 ...............................................................................................................
CONSUMER DURABLES & APPAREL
France                   120,000    Lectra Systems                                         938,767        0.8
                          34,000    LVMH (Moet Hennessy Louis Vuitton SA)                2,459,215        2.2
                                                                                      -------------------------
                                                                                         3,397,982        3.0
 ...............................................................................................................
Germany                    5,000    Adidas-Salomon AG                                      596,949        0.6
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN CONSUMER DURABLES &
                                    APPAREL                                              3,994,931        3.6
 ...............................................................................................................
DIVERSIFIED FINANCIALS
Belgium                   30,272    Fortis                                                 668,104        0.6
 ...............................................................................................................
Germany                   10,000    Deutsche Bank AG (Registered Shares)                   785,713        0.7
                          20,000    MLP AG                                                 295,159        0.2
                                                                                      -------------------------
                                                                                         1,080,872        0.9
 ...............................................................................................................
Netherlands               76,656    ING Groep NV                                         1,809,312        1.6
 ...............................................................................................................
Switzerland               40,000    +Credit Suisse Group (Registered Shares)             1,421,271        1.3
                          25,000    UBS AG (Registered Shares)                           1,761,618        1.6
                                                                                      -------------------------
                                                                                         3,182,889        2.9
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN DIVERSIFIED FINANCIALS        6,741,177        6.0
 ...............................................................................................................
ENERGY
France                    18,000    Total Fina Elf SA 'B'                                3,431,683        3.0
 ...............................................................................................................
Italy                     55,000    Eni SpA                                              1,091,998        1.0
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
United Kingdom           500,000    BP Amoco PLC                                      $  4,415,872        3.9%
                         125,000    Expro International Group PLC                          623,391        0.6
                         510,830    Shell Transport & Trading Company PLC                3,747,248        3.3
                                                                                      -------------------------
                                                                                         8,786,511        7.8
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN ENERGY                       13,310,192       11.8
 ...............................................................................................................
FOOD & STAPLES RETAILING
France                    11,750    Carrefour SA                                           570,110        0.5
 ...............................................................................................................
Netherlands              100,000    +Koninklijke Ahold NV                                  784,739        0.7
 ...............................................................................................................
United Kingdom           100,000    Boots Group PLC                                      1,247,688        1.1
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN FOOD & STAPLES
                                    RETAILING                                            2,602,537        2.3
 ...............................................................................................................
FOOD, BEVERAGE & TOBACCO
Spain                     18,000    Altadis SA                                             556,252        0.5
 ...............................................................................................................
Switzerland               10,000    Nestle SA (Registered Shares)                        2,666,880        2.4
 ...............................................................................................................
United Kingdom            90,000    Unilever PLC                                           882,993        0.8
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN FOOD, BEVERAGE &
                                    TOBACCO                                              4,106,125        3.7
 ...............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                    10,000    Essilor International SA                               652,733        0.6
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN HEALTH CARE EQUIPMENT &
                                    SERVICES                                               652,733        0.6
 ...............................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                    42,000    Accor SA                                             1,772,635        1.6
 ...............................................................................................................
Switzerland                5,489    Kuoni Reisen Holding AG (Registered Shares)          2,362,321        2.1
 ...............................................................................................................
United Kingdom            13,500    Carnival PLC                                           655,635        0.6
                         100,000    Compass Group PLC                                      610,243        0.5
                                                                                      -------------------------
                                                                                         1,265,878        1.1
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN HOTELS, RESTAURANTS &
                                    LEISURE                                              5,400,834        4.8
 ...............................................................................................................
INSURANCE
France                    64,000    AXA                                                  1,409,367        1.3
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Germany                    8,500    Allianz AG (Registered Shares)                    $    920,706        0.8%
                           3,200    Muenchener Rueckversicherungs-Gesellschaft AG
                                    (Registered Shares)                                    346,891        0.3
                                                                                      -------------------------
                                                                                         1,267,597        1.1
 ...............................................................................................................
Sweden                   250,000    Skandia Forsakrings AB                               1,035,451        0.9
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN INSURANCE                     3,712,415        3.3
 ...............................................................................................................
MATERIALS
Switzerland                6,953    +Syngenta AG                                           582,933        0.5
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN MATERIALS                       582,933        0.5
 ...............................................................................................................
MEDIA
France                    27,500    M6 Metropole Television Group                          775,219        0.7
                          36,000    Publicis Groupe                                      1,065,639        0.9
                          65,000    +Vivendi Universal SA                                1,803,075        1.6
                                                                                      -------------------------
                                                                                         3,643,933        3.2
 ...............................................................................................................
United Kingdom            59,599    WPP Group PLC                                          605,264        0.6
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN MEDIA                         4,249,197        3.8
 ...............................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
France                    15,500    Aventis SA                                           1,170,144        1.0
 ...............................................................................................................
Germany                   10,504    Schering AG                                            618,921        0.6
 ...............................................................................................................
Switzerland               50,000    Novartis AG (Registered Shares)                      2,205,765        1.9
                          23,500    Roche Holding AG (Genuss)                            2,326,733        2.1
                                                                                      -------------------------
                                                                                         4,532,498        4.0
 ...............................................................................................................
United Kingdom            36,500    AstraZeneca Group PLC                                1,637,608        1.5
                         150,000    GlaxoSmithKline PLC                                  3,035,798        2.7
                                                                                      -------------------------
                                                                                         4,673,406        4.2
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN PHARMACEUTICALS &
                                    BIOTECHNOLOGY                                       10,994,969        9.8
 ...............................................................................................................
RETAILING
United Kingdom            15,000    Next PLC                                               387,092        0.3
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN RETAILING                       387,092        0.3
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
SOFTWARE & SERVICES
France                   450,000    +Altran Technologies SA                           $  5,573,474        5.0%
                          14,000    +Atos Origin SA                                        899,348        0.8
                          10,000    +Cap Gemini SA                                         401,373        0.3
                          11,500    Dassault Systemes SA                                   533,215        0.5
                                                                                      -------------------------
                                                                                         7,407,410        6.6
 ...............................................................................................................
Germany                    6,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                    Datenverarbeitung)                                     994,684        0.9
 ...............................................................................................................
United Kingdom         3,500,000    +Innovation Group PLC                                2,078,724        1.8
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN SOFTWARE & SERVICES          10,480,818        9.3
 ...............................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                   90,000    Nokia Oyj                                            1,298,652        1.1
 ...............................................................................................................
France                    80,000    +Alcatel SA                                          1,234,170        1.1
 ...............................................................................................................
Sweden                 1,500,000    +Telefonaktiebolaget LM Ericsson AB 'B'              4,420,579        3.9
 ...............................................................................................................
United Kingdom           180,000    +NXT PLC                                               293,787        0.3
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN TECHNOLOGY HARDWARE &
                                    EQUIPMENT                                            7,247,188        6.4
 ...............................................................................................................
TELECOMMUNICATION SERVICES
France                    47,500    +France Telecom SA                                   1,237,881        1.1
 ...............................................................................................................
Germany                   75,000    +Deutsche Telekom AG                                 1,317,632        1.2
 ...............................................................................................................
Italy                    169,625    Telecom Italia SpA                                     527,286        0.5
 ...............................................................................................................
Spain                     78,813    Telefonica SA                                        1,165,037        1.0
 ...............................................................................................................
United Kingdom           400,000    Cable & Wireless PLC                                   941,206        0.8
                       1,650,000    Vodafone Group PLC                                   3,613,171        3.2
                                                                                      -------------------------
                                                                                         4,554,377        4.0
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN TELECOMMUNICATION
                                    SERVICES                                             8,802,213        7.8
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries*              Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
UTILITIES
Germany                   25,000    E.On AG                                           $  1,803,684        1.6%
 ...............................................................................................................
                                    TOTAL COMMON STOCKS IN UTILITIES                     1,803,684        1.6
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN COMMON STOCKS
                                    (COST--$95,913,775)                                111,576,419       99.1
----------------------------------------------------------------------------------------------------------------
WARRANTS--0.2%
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
Switzerland              500,000    +UBS AG -- CW05 (ABB Ltd.)(a)                          211,594        0.2
 ...............................................................................................................
                                    TOTAL WARRANTS IN DIVERSIFIED FINANCIALS               211,594        0.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN WARRANTS (COST--$141,433)         211,594        0.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS (COST--$96,055,208)(b)           111,788,013       99.3
                                    OTHER ASSETS LESS LIABILITIES                          821,917        0.7
                                                                                      -------------------------
                                    NET ASSETS                                        $112,609,930      100.0%
                                                                                      ==========================
 ...............................................................................................................

 +Non-income producing security.

 *For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)
  Each warrant entitles the holder to purchase 1 share of ABB Ltd. at CHF 5.55 per share. The warrants are held exercisable until November 18, 2005.

(b)
  The United States Federal income tax basis of the Fund's investments at June 30, 2004 was $97,047,308 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $14,740,705 (gross unrealized appreciation--$20,674,828 gross unrealized depreciation--$5,934,123).

Foreign Currency Abbreviation
CHF: Swiss Francs

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost--$96,055,208)...................    $111,788,013
Foreign cash, at value (cost--$320,966).....................         324,407
Receivable for securities sold..............................         530,054
Dividends receivable........................................         188,076
Withholding tax receivable..................................         143,165
Interest receivable.........................................           3,747
                                                                ------------
       Total assets.........................................     112,977,462
                                                                ------------

LIABILITIES
Custodian bank payable......................................         197,144
Investment management fee payable...........................          68,698
Administration fee payable..................................          22,893
Accrued expenses and other liabilities......................          78,797
                                                                ------------
       Total liabilities....................................         367,532
                                                                ------------
NET ASSETS..................................................    $112,609,930
                                                                ============

Net Assets consist of:
  Common Stock, $0.001 par value (Authorized 100,000,000
     shares)................................................    $     10,066
  Paid-in surplus...........................................     113,816,885
  Undistributed net investment income.......................         929,052
  Accumulated realized loss on investments and foreign
     currency related transactions--net.....................     (17,894,894)
  Unrealized appreciation on investments and foreign
     currency related transactions--net.....................      15,748,821
                                                                ------------
  Net Assets................................................    $112,609,930
                                                                ============

Net Asset Value per share
 ($112,609,930/10,066,319 shares of common stock issued and
 outstanding)...............................................          $11.19
                                                                ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME--NET
Income
  Dividends (net of $261,390 foreign withholding tax).......                $1,626,021
  Interest..................................................                        97
                                                                            ----------
      Total income..........................................                 1,626,118
                                                                            ----------
Expenses
  Investment management fee.................................                   418,920
  Administration fee........................................                   139,637
  Custodian fees............................................                    34,985
  Shareholder servicing fees................................                    28,992
  Audit fees................................................                    19,493
  Reports to shareholders...................................                    11,354
  NYSE listing fee..........................................                    10,343
  Legal fees................................................                    10,037
  Directors' fees and expenses..............................                     6,966
  Miscellaneous.............................................                    16,339
                                                                            ----------
      Total expenses........................................                   697,066
                                                                            ----------
Investment income--net......................................                   929,052
                                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS--NET
Realized gain from:
  Investments--net..........................................  $   35,262
  Foreign currency related transactions--net................      17,077        52,339
                                                              ----------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................   1,214,372
  Foreign currency related transactions--net................     (17,870)    1,196,502
                                                              ----------    ----------
Total realized and unrealized gain on investments and
  foreign currency related transactions--net................                 1,248,841
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $2,177,893
                                                                            ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 2004     DECEMBER 31,
                                                                (UNAUDITED)          2003
                                                              ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Investment income--net....................................    $    929,052     $    739,801
  Realized gain (loss) on investments and foreign currency
    related transactions--net...............................          52,339       (3,955,970)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related
    transactions--net.......................................       1,196,502       38,219,120
                                                                ------------     ------------
Net increase in net assets resulting from operations........       2,177,893       35,002,951
                                                                ------------     ------------

Dividends and distributions to shareholders from:
  Investment income--net ($0 and $0.078816 per share,
    respectively)...........................................              --         (793,389)
  Tax return of capital ($0 and $0.496585 per share,
    respectively)...........................................              --       (4,998,781)
                                                                ------------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................              --       (5,792,170)
                                                                ------------     ------------
Total increase..............................................       2,177,893       29,210,781
                                                                ------------     ------------
NET ASSETS
  Beginning of period.......................................     110,432,037       81,221,256
                                                                ------------     ------------
  End of period (including undistributed net investment
    income of $929,052 and $0, respectively)................    $112,609,930     $110,432,037
                                                                ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                      FOR THE SIX                    FOR THE YEAR ENDED
                                     MONTHS ENDED                       DECEMBER 31,
                                     JUNE 30, 2004   ---------------------------------------------------
                                      (UNAUDITED)      2003      2002       2001       2000       1999
                                     -------------   --------   -------   --------   --------   --------
Net asset value, beginning of
  period...........................    $  10.97      $   8.07   $ 12.03   $  17.01   $  20.64   $  19.52
                                       --------      --------   -------   --------   --------   --------
Operations:
  Investment income--net...........        0.09          0.07      0.11       0.06       0.06       0.12
  Realized and unrealized gain
     (loss) on investments and
     foreign currency related
     transactions--net.............        0.13          3.41     (3.23)     (3.86)     (1.33)      3.72
                                       --------      --------   -------   --------   --------   --------
Total from operations..............        0.22          3.48     (3.12)     (3.80)     (1.27)      3.84
                                       --------      --------   -------   --------   --------   --------
Dividends and distributions to
  shareholders from:
  Investment income--net*..........          --         (0.08)    (0.10)     (0.06)     (0.06)     (0.14)
  Realized gain on investments and
     foreign currency related
     transactions--net.............          --            --        --      (0.81)     (2.30)     (2.58)
  Tax return of capital............          --         (0.50)    (0.74)     (0.31)        --         --
                                       --------      --------   -------   --------   --------   --------
Total dividends and
  distributions....................          --         (0.58)    (0.84)     (1.18)     (2.36)     (2.72)
                                       --------      --------   -------   --------   --------   --------
Net asset value, end of period.....    $  11.19      $  10.97   $  8.07   $  12.03   $  17.01   $  20.64
                                       ========      ========   =======   ========   ========   ========
Per share market value, end of
  period...........................    $  10.40      $   9.89   $  7.10   $  10.40   $  15.00   $  18.88
                                       ========      ========   =======   ========   ========   ========
Total investment return, market
  value+...........................        5.16%        47.04%   (24.02)%   (23.07)%    (8.25)%    17.07%
Net assets at end of period (000
  omitted).........................    $112,610      $110,432   $81,221   $121,059   $171,233   $207,769
Ratio of expenses to average weekly
  net assets.......................        1.25%**       1.30%     1.28%      1.30%      1.27%      1.30%
Ratio of investment income--net to
  average weekly net assets........        1.66%**       0.81%     1.04%      0.45%      0.31%      0.59%
Portfolio turnover rate............          21%           43%       29%        24%        33%        47%

------------------------------
 *Net realized gains (losses) on foreign currency related transactions--net, if any, are included with and distributed as investment income--net in accordance with provisions of the Internal Revenue Code.

**Annualized

 +Total investment return, market value, is based on the change in market price of a share during each period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Short-term investments having a maturity of 60 days or less are valued at amortized cost.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, net of foreign withholding taxes and reclaims where applicable. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes and reclaims where applicable, premium amortized and discount earned.

Foreign Currency Translation: Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

As of June 30, 2004, the Fund had no forward foreign currency exchange contracts outstanding.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND AGREEMENTS

The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager").

The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.


Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2004 were $24,176,262 and $23,265,181, respectively.

NOTE 4. CAPITAL

There are 100 million shares of $0.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 2004, Merrill Lynch Investment Managers International Limited owned 1,832 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. CAPITAL LOSS CARRYFORWARD

On December 31, 2003, the Fund had a net capital loss carryforward of $16,953,747 which $1,957,889 expires in 2009, $9,294,461 expires in 2010 and
$5,701,397 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investments in the Fund.

Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team.

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O. BEIM, Director
*JAMES T. FLYNN, Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 ROBERT C. DOLL, Jr., Senior Vice President
 MICHEL R. LEGROS, Vice President
 PHILLIP C. GILLESPIE, Secretary

*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.
------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217)

INVESTMENT MANAGER--
Merrill Lynch Investment Managers International Limited
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT AUDITORS--
Ernst & Young LLP
99 Wood Avenue South
Iselin, New Jersey 08830

----------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
----------------------------------------------------------

THE FUND

The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Merrill Lynch Investment Managers International Limited, a company organized in England and Wales and regulated by IMRO and the U.S. Securities and Exchange Commission.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 432-8224.

All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                              [The Europe Fund Artwork]

                                THE EUROPE FUND, INC.

                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 2004

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        The Europe Fund, Inc.

        By:    /s/ Terry K. Glenn
               ------------------

              Terry K. Glenn,
              President of
              The Europe Fund, Inc.

      Date: August 13, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By:     /s/ Terry K. Glenn
              ------------------
              Terry K. Glenn,
              President of
              The Europe Fund, Inc.

      Date: August 13, 2004


      By:     /s/ Donald C. Burke
              -------------------
              Donald C. Burke,
              Chief Financial Officer of
              The Europe Fund, Inc.

      Date: August 13, 2004